UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the registrant  ☑
Filed by a party other than the registrant  ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(c)(2))
☑	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-12
GATEWAY FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

GATEWAY FINANCIAL HOLDINGS, INC.
1580 Laskin Road
Virginia Beach, Virginia 23451
Telephone: (757) 422-4055

Notice of Annual Meeting of Shareholders
Monday, May 15, 2006

To the Shareholders:
     The 2006 Annual Meeting of the Shareholders of Gateway Financial Holdings, Inc. (the “Company”) will be held:
•	Monday, May 15, 2006

•	2:00 p.m. (local time)

•	Hilton Virginia Beach Oceanfront 3001 Atlantic Avenue Virginia Beach, Virginia
or at any adjournments thereof, for the following purposes:
•	To elect five directors to serve three-year terms until the Annual Meeting in 2009, one director to serve a two-year term until the Annual Meeting in 2008, and one director to serve a one-year term until the Annual Meeting in 2007, or until their successors are elected and qualified.

•	To transact such other businesses as may properly come before the meeting or any adjournments thereof.
     Shareholders of record at the close of business on March 15, 2006, are entitled to notice of the meeting and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed.
     Please vote the enclosed appointment of proxy using one of the methods described in the enclosed proxy statement. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please vote the enclosed appointment of proxy. By doing so, you will not give up the right to vote at the meeting. If you vote the enclosed appointment of proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, you will be given a ballot, and the Company will disregard the appointment of proxy, provided you do vote in person or otherwise validly revoke your appointment of proxy. (For more details, see the enclosed proxy statement.)

By order of the Board of Directors, D. Ben Berry Chairman, President and Chief Executive Officer
April 5, 2006

GATEWAY FINANCIAL HOLDINGS, INC.
1580 Laskin Road
Virginia Beach, Virginia 23451
Telephone: (757) 422-4055

PROXY STATEMENT

ANNUAL MEETING
     The Board of Directors (the “Board”) of Gateway Financial Holdings, Inc. (the “Company”), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held:
•	Monday, May 15, 2006

•	2:00 p.m. (local time)

•	Hilton Virginia Beach Oceanfront 3001 Atlantic Avenue Virginia Beach, Virginia
or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 15, 2006, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the 2005 Annual Report to Shareholders.
     You are invited to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you are requested to vote on the proposals described in this proxy statement by voting the enclosed appointment of proxy. The Company anticipated mailing this proxy statement on or about April 7, 2006.
VOTING OF APPOINTMENTS OF PROXY
     Your vote is important. Your shares can be voted at the annual meeting only if you attend the meeting or vote the enclosed appointment of proxy. You do not have to attend the meeting to vote. As three alternatives for voting the enclosed appointment of proxy, you may:
•	Vote over the Internet: You may vote over the Internet at the address shown on your appointment of proxy. If you have access to the Internet, we encourage you to vote in this manner.

•	Vote by telephone: You may vote by using the telephone number shown on your appointment of proxy.

•	Vote by mail: You may vote by executing and returning the enclosed appointment of proxy in the pre-addressed pre-paid envelope provided with this proxy statement.
     The Internet and telephone voting procedures are designed to authenticate shareholders and to allow you to confirm that your instructions have been properly followed. The Internet and telephone voting facilities for eligible shareholders will close at 6:00 am Eastern Time on May 15, 2006.

     The Board has named David R. Twiddy and Theodore L. Salter (the “Proxies”) as management proxies in the enclosed appointment of proxy. When appointments of proxy in the enclosed form are properly executed and returned in time for the annual meeting, the shares they represent will be voted at the meeting in accordance with the directions given. If no directions are given on how to vote your shares, the appointment of proxy will be voted FOR the seven nominees for director in Proposal 1 described herein. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On some other matters that properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgment. These matters include, among other matters, approval of the minutes of the 2005 special meeting and consideration of a motion to adjourn the annual meeting to another time or place. As of the date the Company printed this Proxy Statement, the Company did not anticipate any other matters would be raised at the annual meeting.
     Record Holders. If you hold shares in your own name, you are a “record” shareholder. Record shareholders may complete and sign the accompanying appointment of proxy and mail it in the business return envelope provided or deliver it in person to the Company.
     Street Name Holders. If you hold shares through a broker or other nominee, you are a “street name” shareholder. Street name shareholders who wish to vote at an annual meeting need to obtain the proxy materials from the institution that holds their shares and follow the voting instructions on that form.
REVOCATION OF APPOINTMENT OF PROXY
     The method by which you vote will not limit in any way your right to vote at the annual meeting if you later decide to attend the annual meeting and vote in person.
     If you vote an appointment of proxy, you may revoke that appointment at any time before the actual voting. To revoke the appointment of proxy:
•	vote again over the Internet or the telephone prior to 6:00 am Eastern Time on May 15, 2006,

•	notify the Company’s Secretary in writing,

•	execute another appointment of proxy bearing a later date and file it with the Secretary, or

•	vote in person at the meeting as described below.
     The address for the Secretary is:
Wendy W. Small, Secretary
Gateway Financial Holdings, Inc.
1580 Laskin Road
Virginia Beach, Virginia 23451
     If you vote the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and, provided you do vote in person or otherwise validly revoke your prior appointment of proxy as described above, your prior appointment of proxy will be disregarded.
     If you attend the meeting in person without voting the appointment of proxy, you may vote your shares in person. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to vote the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

QUORUM
     The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when an institution holding shares as a nominee does not have discretionary voting authority with respect to a proposal and has not received voting instructions from the beneficial owner of the shares.
HOW VOTES WILL BE COUNTED
     Each Share is entitled to one vote for each matter submitted for a vote and, in the election of directors, for each director to be elected. The appointments of proxy will be tabulated by one or more inspectors of election designated by the Board.
     Proposal 1 — Election of directors. In the election of directors under Proposal 1, the seven nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.
EXPENSES OF SOLICITATION
     We will pay the cost of this proxy solicitation. In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. None of these employees will receive any additional or special compensation for this solicitation. We will, on request, reimburse brokerage houses and other nominees their reasonable expenses for sending these proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons.
DESCRIPTION OF THE VOTING SECURITIES
     At the close of business on the voting record date, March 15, 2006, there were 9,819,678 shares of the Company’s common stock (sometimes referred to herein as the “Shares”) issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue twenty million shares of common stock and one million shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. No preferred stock is issued or outstanding. As of the voting record date, there were approximately 3,400 holders of record of the Company’s common stock.
BENEFICIAL OWNERSHIP OF SECURITIES
     The following table sets forth the beneficial ownership of each person holding more than five percent of the Shares as of December 31, 2005 (as reported in filings with the Securities and Exchange Commission on behalf of the respective shareholders listed below). Jerry T. Womack is a director of the Company.

Name and address of	Shares Currently	Percent of Shares
Shareholder	Beneficially Owned	Beneficially Owned
Wellington Management Co LLP 75 State Street Boston, Massachusetts 02109	376,548	5.04%

Jerry T. Womack 1190 Harmony Road Norfolk, Virginia 23502	539,072	5.7	%(1)

(1)	The ownership percentage shown is calculated based on the total of 9,493,440 Shares issued and outstanding at December 30, 2005, plus the number of shares of common stock that can be issued to the named individual within 60 days of December 30, 2005 upon the exercise of stock options held by the named individual that were exercisable as of December 30, 2005.

     The following table shows, as of December 30, 2005, the number of Shares beneficially owned by each director and by all directors and principal officers of the Company as a group:

	Common	Percent of
	stock currently	common stock
Beneficial owner (position)	owned(1)	owned(2)
H. Spencer Barrow (director)	62,707	*
D. Ben Berry (director, Chairman, President & CEO)	202,578	1.7%
William Brumsey III (director)	171,574	1.8%
Jimmie Dixon, Jr. (director)	101,526	1.1%
James H. Ferebee, Jr. (director)	157,435	1.9%
Charles R. Franklin, Jr. (director)	34,100	*
Robert Y. Green, Jr. (director)	31,453	*
Mark A. Jeffries (Vice President and Controller)	5,701	*
William Taylor Johnson (director)	65,000	*
Robert Willard Luther III (director)	33,513	*
Frances Morrisette Norrell (director)	72,757	*
W.C. “Bill” Owens, Jr. (director)	142,989	1.5%
Billy Roughton (director)	38,740	*
Ollin B. Sykes (director)	77,788	*
David R. Twiddy (Senior Executive Vice President)	101,995	1.1%
Frank T. Williams (director)	332,494	3.5%
Jerry T. Womack (director)	539,072	5.7%
Directors and principal officers as a group (17 persons)	2,161,363	24.0%

NOTES:

*	Owns less than one percent of the outstanding common stock.

(1)	For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of December 30, 2005, upon the exercise of stock options held by the named individual: Barrow — 20,000; Berry — 151,186; Brumsey — 52,659; Dixon — 52,659; Ferebee — 52,659; Franklin — 22,000; Green — 22,000; Jeffries — 5,500; Johnson — 20,000; Luther — 28,691; Norrell — 52,659; Owens — 52,659; Roughton — 20,000; Sykes — 22,000; Twiddy — 59,919; Williams — 52,659; Womack — 40,533; directors and principal officers as a group — 727,783. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Barrow — 16,788; Brumsey — 11,933; Dixon — 9,102; Ferebee — 92,125; Green — 665; Luther — 4,162; Norrell — 4,973; Owens — 35,259; Roughton — 10,690; Sykes — 31,598; Womack — 277,303; officers and principal directors as a group — 494,598.

(2)	The ownership percentage of each individual is calculated based on the total of 9,493,440 Shares issued and outstanding as of December 30, 2005, plus the number of shares of common stock that can be issued to that individual within 60 days of December 30, 2005 upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the Shares outstanding plus the number of shares of common stock that can be issued to the entire group within 60 days of December 30, 2005 upon the exercise of all stock options held by the group that were exercisable as of December 30, 2005.
PROPOSAL 1: ELECTION OF DIRECTORS
     Board size and membership: Under the Company’s Charter and Bylaws, the number of directors shall be such number as the Board determines from time to time prior to each Annual Meeting of Shareholders at which directors are to be elected. That number cannot be less than seven nor more than fifteen. The Company’s Charter and Bylaws also provide that the Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms. The Board, by resolution, has set the number of directors for 2006 at fifteen. Other than D. Ben Berry, the Company’s Chairman, President and Chief Executive Officer, all of the members of the Board satisfy the independence requirements stated in the rules of The Nasdaq Stock Market, Inc.
     Directors to be elected at this Annual Meeting. At this Annual Meeting, five directors will be elected as Class I directors to three-year terms expiring at the Annual Meeting of Shareholders in 2009, one director will be elected as Class III director to a two-year term expiring at the Annual Meeting of Shareholders in 2008, and one director will be elected as Class II director to a one-year term expiring at the Annual Meeting of Shareholders in 2007, or until their successors are elected and qualified, or until their death, resignation or retirement.
     Voting procedure. Unless you give instructions to the contrary, the Proxies will vote for the election of the seven nominees listed below by casting the number of votes for each nominee designated by the shareholder proxies. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.
Votes needed to elect. The seven nominees receiving the highest number of votes will be elected.
     Nominations. The Nominating Committee has nominated the five incumbent Class I Board members for reelection. Other than Jerry T. Womack, who was appointed to the Board in September 2000, these nominees have served as a director of the Company or its predecessor, Gateway Bank & Trust Co. (the “Bank”), since the Bank’s incorporation on November 24, 1998. H. Spencer Barrow, appointed to the Board in August 2005, and Billy G. Roughton and W. Taylor Johnson, Jr., both appointed to the Board in May 2005, have been nominated as Class I, Class II, and Class III directors, respectively, in order to maintain three equal classes of directors.

     Nominees. The following are the names of the nominees for election to the seven Board seats, their ages at December 31, 2005, and their principal occupations during the past five years.

Name and age	Principal occupation over the last five years

Listed below are the five persons who are nominees for Class I directors for three-year terms expiring in 2009:

H. Spencer Barrow, 60	Attorney-at-Law, Raleigh, North Carolina.

Robert Willard Luther III, 40	Owner and Manager, Luther’s, Inc., d/b/a Luther Greenhouses; Owner and Manager, Luther Transportation, Inc.; both of Elizabeth City, N.C.

W.C. “Bill” Owens, Jr., 58	President, W.W. Owens & Sons Moving and Storage, Inc.; President, Albemarle Mini Warehouses, Inc.; Partner, Owens & Robertson (real estate development); President, Taylor Mueller Realty (real estate sales); all of Elizabeth City, N.C.

Frank T. Williams, 70	President and Chief Executive Officer, Frank T. Williams Farms, Inc., Virginia Beach, Virginia, and affiliated companies, including: Frank T. Williams & Sons (farming and real estate development), Virginia Beach, Virginia; Currituck Grain, Inc. (grain elevator and feed mill), Moyock, N.C.; Chesapeake Grain Company, Inc. (grain elevator and fertilizer manufacturing), Chesapeake, Virginia; Frank T. Williams Farms, Inc. (trucking), Virginia Beach, Virginia; F.T.W. & Sons, Inc. (real estate), Virginia Beach, Virginia; Moyock Farms & Associates, Inc. (farming and real estate), Virginia Beach, Virginia; Grain Depot, Inc. (bonded public grain warehouse), Chesapeake, Virginia; Pungo Ferry Landing, Inc. (real estate) Virginia Beach, Virginia, W. W. Realty Associates, LLC, Virginia Beach, Virginia; Sawyer Farm, Inc. (real estate), Virginia Beach, Virginia; Williams Development Co. (site development), Virginia Beach, VA.

Jerry T. Womack, 66	President and Chief Executive Officer, Suburban Grading & Utilities, Inc., Norfolk, Virginia.

Listed below is the nominee for a Class III director for a two-year term expiring in 2008:

W. Taylor Johnson, Jr., 64	Chairman and Chief Executive Officer, Taylor Johnson Group (commercial insurance agency), Virginia Beach, Virginia.

Listed below is the nominee for a Class II director for a one-year term expiring in 2007:

Billy G. Roughton, 61	President, BGR Development, Inc. (real estate development), Southern Shores, North Carolina.
     The Board of Directors recommends that the shareholders vote for the election of each of the nominees for director listed above. The seven nominees receiving the highest number of votes will be elected.

MANAGEMENT OF THE COMPANY
Directors
     The following table shows the names, ages at December 31, 2005, and principal occupations during the past five years of the Company’s Class II and Class III Directors. Other than Ollin B. Sykes, who was appointed to the Board in January 2003, and Charles R. Franklin, Jr. and Robert Y. Green, Jr., who were appointed to the Board in August 2004, each such person has served as a director of the Company and its predecessor, the Bank, since the Bank’s incorporation on November 24, 1998.

Name and age	Principal occupation over the last five years

Listed below are the names of the four persons elected at the 2004 Annual Meeting of Shareholders as Class II directors for three-year terms expiring in 2007.

William Brumsey III, 64	Attorney-at-Law, Currituck, N.C.

James H. Ferebee, Jr., 62	President, Ferebee & Sons, Inc. (farming); Partner, Ferebee IV Partnership (farm management and sales); Owner and member, Indian Ridge Properties, LLC (real estate); all of Shawboro, N.C.

Frances Morrisette Norrell, 45	General Partner, LFM Properties, LLC (real estate development); Elizabeth City, N.C.

Ollin B. Sykes, 54	CPA; President, Sykes & Company, P.A. (independent certified public accountants), Edenton, N.C.

Listed below are the four persons elected at the 2005 Annual Meeting of Shareholders as Class III directors for three-year terms expiring in 2008:

D. Ben Berry, 51	Chairman, President and Chief Executive Officer, Gateway Financial Holdings, since October 2001; Chairman and Chief Executive Officer and until March 2005, President, Gateway Bank & Trust Co., Elizabeth City, N.C.

Jimmie Dixon, Jr., 69	Chairman of the Board, City Beverage Co., Inc. (beer distributorship), Elizabeth City, N.C.

Charles R. Franklin, Jr., 63	Area Program Director, Albemarle Mental Health Center; General partner, BCD&F Enterprises and FDR Properties (real estate); Owner, Nugget Management Services, LLC; all of Elizabeth City, N.C.

Robert Y. Green, Jr., 58	Chief Executive Officer, Caliper, Inc. (power plant maintenance and staffing), Virginia Beach, Virginia.
Director Relationships
     Board Relationships. No director or principal officer is related to another director or principal officer.
     Other Directorships. No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Attendance and Fees
     During 2005, the Board held nine meetings. All directors attended at least seventy-five percent of all Board and committee meetings. It is the policy of the Board that all Directors attend shareholder meetings. All of the Directors attended the 2005 Annual Meeting except Director Luther.
     During 2005, each Board member received a $700 per month retainer ($1,400 per month for the Chairman of the Executive Committee) and an attendance fee of $100 per Board and committee meeting attended. Each committee chair received an additional attendance fee of $100 per committee meeting chaired. During 2006, it is expected that each Board member will receive a $1,000 per month retainer ($2,000 per month for the Chair of the Executive Committee) and an attendance fee of $100 per Board and committee meeting attended. Each committee chair will receive an additional attendance fee of $100 per committee meeting chaired.
Committees of the Board of Directors
     The Board has established the standing committees described below.
•	Executive Committee. The Executive Committee, between Board meetings and subject to such limitations as may be required by law or imposed by Board resolution, may exercise all of the Board’s authority. The Executive Committee held four meetings during 2005. The Executive Committee presently consists of Directors William Brumsey, III (Chair), D. Ben Berry, Jimmie Dixon, Charles R. Franklin, Jr., Frances M. Norrell, James H. Ferebee, Jr., Jerry T. Womack, and Frank T. Williams.

•	Audit Committee. As outlined in the Audit Committee Charter, the Audit Committee is responsible for insuring that the Board receives objective information regarding Company policies, procedures and activities with respect to auditing, accounting, internal accounting controls, financial reporting, and such other Company activities as the Board may direct. The Audit Committee held four meetings during 2005. Please refer to the audit committee report below. All of the members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of The Nasdaq Stock Market, Inc. Members of the Audit Committee are Directors Charles R. Franklin, Jr. (chair), Ollin B. Sykes, and Robert W. Luther III. Director Sykes has been appointed as the audit committee financial expert. His qualifications to serve as the audit committee financial expert are listed under the description of the Class II directors above.

•	Compensation/Personnel/Nominating Committee. The Compensation/Personnel/Nominating Committee performs the dual roles of: (i) identifying individuals qualified to become Board members; and (ii) determining the compensation of the executive officers of the Company and providing oversight to the employee benefit plans for the Company. The Committee’s nominating committee functions include, among other things, identifying the names of persons to be considered for nomination and election by the Company’s shareholders and, as necessary, recommending to the Board the names of persons to be appointed to the Board to fill vacancies as they occur between annual shareholder meetings. In identifying prospects for the Board, the Committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the Committee for consideration. See “Director Nominations” below. The Committee’s compensation committee functions include establishing the annual compensation, including salary, stock option plans, incentive compensation and other benefits, for senior management and providing oversight for the employee benefit plans for the other Company employees. The Committee held five meetings during 2005. Members of the Compensation/Personnel/Nominating Committee are Director Jerry T. Womack (chair), William Brumsey III, Charles R. Franklin, Jr., Robert Y. Green, Jr., Frances Morrisette Norrell, Billy G. Roughton, Ollin B. Sykes, and Frank T. Williams.

•	Other standing committees. The Board has approved two additional standing committees to which certain responsibilities have been delegated. These are the Loan Committee and the Investment/ALCO Committee.

Director Nominations
     The charter for the Compensation/Personnel/Nominating Committee is available on the Company’s corporate website located at http://www.gatewaybankandtrust.com. At such time as there is a need for nominations to the Board, the Company’s bylaws require that nominations for election to the Board shall be made by the Nominating Committee appointed by the Board. All members of the Board also serve on the bank subsidiary’s board of directors. The banking laws of the state of North Carolina require directors of a bank to own Shares having at least $1,000 in book value. The nomination of any person for election to the Board may also be made by a shareholder entitled to vote on such election if written notice of the nomination of such person is made in writing and delivered to one of the officers of the Company not less than seven days nor more than sixty days prior to any meeting of shareholders called for the election of directors. See “DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS — Nominations of directors” in this proxy statement for further details.
Shareholder Communications with Directors
     The Company encourages all shareholders who wish to communicate with any of the Directors to do so electronically by sending an email to the following address: directors@gatewaybankandtrust.com or by sending such inquiries by mail or telephone to the Company. The Company will forward all communications to the named Director or, if no particular Director is named, to the appropriate committee of the Board for consideration.
Code of Ethics
     The Company has adopted a Code of Ethics for Senior Officers to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is available on the Company’s corporate website located at http://www.gatewaybankandtrust.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.
Principal Officers
     Other than D. Ben Berry, Chairman, President and Chief Executive Officer of the Company, whose information appears above under the description of Class III Directors, the principal executive officers of the Company and their ages at December 31, 2005 are:
     David R. Twiddy, age 48, has served as a Senior Executive Vice President of the Company since 2002. He also has served as President of the Bank since March 2005 and of the Bank’s subsidiary Gateway Investment Services, Inc. since January 2000. Prior to March 2005, he served as a Senior Executive Vice President of the Bank since January 2000 and as President of the Bank’s subsidiary, Gateway Insurance Services, Inc. from January 2000 until September 2005. Prior to January 2000, Mr. Twiddy was Vice-President of the predecessor insurance agencies for Gateway Insurance Services, Inc.
     Mark A. Jeffries, age 50, has served as Vice President and Controller of the Company and the Bank since November 2005. He also served as the Interim Chief Financial Officer for the Company from November 2005 until the appointment of Theodore L. Salter as Senior Executive Vice President and Chief Financial Officer on January 17, 2006. Prior to November 2005, Mr. Jeffries had served as Vice President and Controller of the Bank since 2004. Prior to his employment by the Bank, Mr. Jeffries was Vice President and Controller of Greenbrier Farms, Inc. in Chesapeake, Virginia.

Executive Compensation
     Cash Compensation. During 2005, all employees were compensated by the Bank, the principal subsidiary of the Company. This table sets forth certain information regarding the annual and long term compensation paid by the Bank to or for our Chief Executive Officer and each of the other executive officers named in the table (our “named executive officers”) during the fiscal years ended December 31, 2003, 2004 and 2005.
Summary Compensation Table

	Annual Compensation				Long Term Compensation
				Other	Restricted
				Annual	Stock	Options/		All Other
Name		Salary	Bonus	Comp.	Awards	SARS		Comp.
and Position	Year	($)	($)	($)(1)	(#)	($)		($)(2)
D. Ben Berry	2005	325,000	100,000	10,500	5,000	-0-		12,600
Chairman, President	2004	258,801	75,000	7,200	-0-	60,500	(3)	13,000
and CEO	2003	206,242	48,500	6,000	-0-	-0-		12,000

David R. Twiddy	2005	200,000	50,000	-0-	-0-	-0-		12,600
Senior Executive	2004	157,968	35,000	-0-	-0-	33,000	(3)	11,578
Vice President	2003	136,242	20,500	-0-	-0-	-0-		9,405

(1)	Directors’ fees. The value of non-cash compensation paid to the officer during the fiscal years disclosed did not exceed 10% of the officer’s cash compensation.

(2)	Consists entirely of the Bank’s contribution on behalf of the officer under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (“401(k) Plan”).

(3)	As adjusted for 2005 stock split.
     Options granted. No stock options to purchase shares of the Common Stock were granted to the Named Executive Officers during 2005.
     Options Held. The following table contains information with respect to stock options to purchase shares of the common stock of the Company held by the Named Executive Officers during 2005.
Aggregated Option Exercises in 2005 and December 31, 2005, Option Values

			Number of		Value of Unexercised
	Shares		Unexercised Options		In-the-Money Options
	Acquired on	Value	at December 31, 2005		at December 31, 2005(1)
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable		Exercisable/Unexercisable
D. Ben Berry	40,025	373,299	151,186	-0-	$917,060	-0-

David R. Twiddy	-0-	-0-	59,919	-0-	$334,589	-0-

(1)	Value represents the difference between the fair market value ($16.55) and the exercise price for the unexercised options at December 30, 2005.

     Long-Term Incentive Plan — Awards in Last Fiscal Year. This table illustrates the restricted stock award under the Company’s 2005 Omnibus Stock Ownership And Long Term Incentive Plan for the named executive officers during 2005. Shares granted pursuant to the plan will be deemed earned if the named executive officer continues to be employed by the Company during the performance period, which will end in July 2006. Upon vesting of the stock, the Bank will pay Mr. Berry an amount necessary to compensate Mr. Berry for any applicable income, payroll, and excise taxes.

		Performance
	Number	period until
Name	of Shares (#)	maturation

D. Ben Berry	5,000	18 months
Employment Agreements
     Terms of the agreements. The Bank is a party to employment contracts (the “Agreements”) with D. Ben Berry, Chairman, President and Chief Executive Officer of the Company, and David R. Twiddy, Senior Executive Vice President of the Company. Mr. Twiddy’s Agreement became effective July 23, 2003 (which replaced an earlier agreement) for a term of three years. Mr. Berry’s Agreement became effective March 1, 2004 (which replaced an earlier agreement) for a term of three years. On each anniversary of the effective date of the Agreements, the term of the each Agreement is automatically extended for an additional one year period beyond the then effective expiration date unless written notice from the Bank or the officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. No such notice has been given by either such party. In addition, the officers have the option to terminate the Agreements upon sixty days’ written notice to the Bank. While each officer is employed by the Bank and for one year following termination of employment, the Agreements prohibit each officer from competing with the Bank. Under each of their Agreements, Mr. Berry and Mr. Twiddy are provided with the use of an automobile pursuant to the policies of the Bank. Under the Agreements, each officer is entitled to payment of his country club expenses and also is entitled to all fringe benefits that are generally provided by the Bank for its employees.
     Under the Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Compensation Committee. Mr. Berry’s compensation pursuant to the contract for 2006 was $525,000. Mr. Twiddy’s compensation pursuant to the contract for 2006 has been established by the Compensation Committee at $275,000.
     Change of control provisions. The Agreements provide for certain payments to each officer upon any change of “control” of the Bank. “Control” is defined, under the Agreements, to mean any of the following events:
     (i) After the effective date of the Agreements, any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the directors of the Bank; or
     (ii) The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or
     (iii) All or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.
     Upon any such change in control, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

     Upon his termination of employment upon a change in control, whether voluntary or involuntary, the Bank has agreed to pay each officer an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). This compensation is payable, at each officer’s option, either by lump sum or in 36 equal monthly installments. The Bank has the right, under the Agreements, to reduce any such payments as necessary under the Code to avoid the imposition of excise taxes on each officer or the disallowance of a deduction to the Bank.
Company Transactions with Directors and Officers
     The Company’s principal subsidiary, the Bank, expects to have transactions in the ordinary course of its business with the Company’s directors, principal officers and their associates. All transactions with directors, principal officers and their associates are made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and do not involve more than normal risks of collectibility or present other unfavorable features.
Section 16(a) Beneficial Ownership Reporting Compliance
     Directors and principal officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Shares. Based solely on a review of reports filed by the Company on these individuals’ behalf, all such required reports were timely filed, except for Directors Dixon, Luther, Johnson, Sykes, Roughton, Sykes, and Womack, who each filed one transaction late, Director Barrow, who filed two transactions late, and Director Williams, who filed seven transactions late.
REPORT OF THE COMPENSATION COMMITTEE
Compensation governance
     The Compensation Committee (the “Committee”) is responsible to the Board of Directors and to shareholders for approving compensation awarded to the Company’s executive officers named in the Executive Compensation section of this proxy statement (“Named Executive Officers”). The Committee authorizes all awards under the Company’s equity-based compensation plans and operates under a written charter adopted by the Board. The Compensation Committee is composed of independent directors as defined by the rules of The Nasdaq Stock Market, Inc. (“Nasdaq Rules”). During 2005, all employees of the Company were compensated by the Bank, the principal subsidiary of the Company.
Policy
     The Company’s executive compensation programs are designed to attract, motivate and retain executives critical to the Company’s long-term success and the creation of shareholder value. From start up, our strategy has been and continues to be based on rapid growth of assets and earnings. Our compensation philosophy, therefore, is to pay above the market for executives of banks similar to our current size to be able to attract and retain executives capable of expanding the Company to fully leverage the capital level that shareholders have provided. The Company’s cash compensation package for its executive officers consists of two components: (1) base salary and (2) annual performance-based bonuses. The Company also provides stock based equity incentive grants to its executive officers as a means to drive long-term performance and promote ownership in the Company (the “Stock and Omnibus Plans”) as well as annual matching contributions under the Bank’s 401(k) retirement plan (the “401(k) Plan”). In determining compensation levels, the Committee considers salary and bonus levels which will attract and retain qualified executives when combined with the other components of the Company’s compensation programs including long term stock based equity grants. The Committee also considers programs that evaluate annual performance criteria and reward continuous improvement in their respective areas as well as the Company as a whole, which contribute to long-term shareholder value.

     The Company’s philosophy for granting stock based equity incentive awards is based on the principles of encouraging key employees to remain with the Company and to encourage ownership. Stock based equity grants reinforce a long-term interest in the Company’s overall performance and incent those executive officers to manage with a view toward maximizing long-term shareholder value.
     The Compensation Committee intends to keep compensation levels competitive with the Company’s peer group of similarly capitalized banks and bank holding companies, maintaining compensation practices that reflect the fact that the investors have provided capital to operate a $730 million banking company and we must attract and retain staff capable of growing the Company to at least that level and capable of managing it to produce a significant return on that investment. The Company’s bonus compensation, health care and insurance programs include all eligible employees, as well as executive officers.
Compensation Process
     In January of each year, the Compensation Committee reviews the accomplishments and evaluates the performance of the Company’s executive officers, including the Named Executive Officers. The Chief Executive Officer discusses this review with the executive officers. The Company prepares data regarding peer companies based on market capitalization, geographic location, and performance. The Company also uses the services of an executive compensation-consulting firm to perform competitive peer analysis on a periodic basis. The Compensation Committee then establishes the compensation for the executive officers as required by the Nasdaq Rules. The Chief Executive Officer is not permitted to be present while his compensation is being debated or approved. He may be present when the compensation of the other executive officers is debated and approved. At the conclusion of this process, the Compensation Committee reports its results to the Board.
Components of the Compensation Program
     Base Salary. Executive officers’ salaries are determined by evaluating both the most recent comparative peer data at similar capital levels and their role and responsibilities. In determining base salaries, the Compensation Committee does not establish performance thresholds or other measures that directly relate base salaries to operating performance, although overall performance of the Company is a consideration. In addition to the base salary, the Company also pays the premiums for dependent health insurance coverage for executive officers.
     Bonus Incentive Compensation. All employees of the Company are eligible to receive bonus incentive compensation. The incentive compensation plan for executive officers and managers is established annually by the Compensation Committee based on the Company’s performance. Officers eligible to receive bonuses were placed in a bonus pool that designated their bonus opportunity based on their position and job level. The Company’s 2005 incentive plan had objectives that were based on the Company’s income over budget and securities analysts’ projections. The performance targets for determining the cash incentive awards reflect the Compensation Committee’s commitment to maintaining a strong incentive compensation plan that is directly related to maximizing shareholder value.
     For performance in 2005, the Compensation Committee awarded cash incentive compensation totaling $255,000 to the Named Executive Officers, which was paid in 2006.
     Stock and Omnibus Plans. The Compensation Committee awards stock based equity incentive awards to executive officers in the form of stock options and stock grants as a long-term incentive to align the executives’ interests with those of other shareholders and to encourage significant stock ownership. Incentive award recipients will receive value from grants under the Stock and Omnibus Plans only to the extent that the price of the Shares exceeds either the exercise price under the option grants or the grant date fair value of the stock grants.
     Employment Agreements. The Compensation Committee recognizes that it is appropriate to enter into written agreements with certain key officers to ensure that the Company continues to retain their services, particularly in situations where the Company has acquired other entities. The terms of the employment agreements with the Named Executive Officers are summarized above in this proxy statement under Employment Agreements.

     Matching Contributions. The 401(k) Plan is a voluntary defined contribution benefit plan under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), designed to provide additional incentive and retirement security for eligible employees of the Company. All Company employees over the age of 18 are eligible to participate in the 401(k) Plan. The executive officers of the Company participate in the 401(k) Plan on the same basis as all other eligible employees of the Company. Under the 401(k) Plan, each eligible employee of the Company may elect to contribute on a pre-tax basis to the 401(k) Plan, subject to certain limitations that may lower the maximum contributions of more highly compensated participants. The Company matches 100% of the contributions to the 401(k) Plan up to 6% of the employee’s compensation.
     2005 Compensation to D. Ben Berry. D. Ben Berry is the Chairman, President and Chief Executive Officer of the Company and his 2005 compensation was determined in accordance with the policies and procedures described in this Report. At its January 2005 meeting, the Compensation Committee reviewed Mr. Berry’s accomplishments, examined salary information for the peer group developed by the Company, evaluated the overall performance of the Company in comparison with the peer group, and set Mr. Berry’s 2005 base salary at $325,000. Mr. Berry’s 2005 salary was at the median of the range of salaries paid to the chief executive officers of the Company’s peer group. The Committee felt this was appropriate given the growth characteristics and capital position of the Company as compared to its peer group.
     Mr. Berry’s incentive compensation for 2005 was determined in January 2006 along with all other Company employees. His award under the 2005 incentive plan was $175,000, which was paid in 2006. The cash incentive amount awarded to Mr. Berry for 2005 represents a payment of 53.8% of his 2005 base compensation.
     In 2005, the Compensation Committee awarded 5,000 shares of restricted stock to the Chief Executive Officer under the Company’s 2005 Omnibus Stock Ownership And Long Term Incentive Plan. Details of the award are disclosed above in the proxy statement under Executive Compensation.
The Committee’s Conclusion
     Based on its review, the Committee finds the Company’s Named Executive Officers’ total compensation (and, in the case of the severance and change-in-control scenarios, the potential payouts) in the aggregate to be reasonable and not excessive for a company with the growth characteristics and capital structure of this Company. This report is submitted by the Compensation Committee: Jerry T. Womack (chair), William Brumsey III, Charles R. Franklin, Jr., Robert Y. Green, Jr., Frances Morrisette Norrell, Billy G. Roughton, Ollin B. Sykes and Frank T. Williams.
REPORT OF THE AUDIT COMMITTEE
     In accordance with its written Charter (attached as Exhibit A), the Audit Committee supervises the quality and integrity of the accounting, auditing and financial reporting practices of the Company on behalf of the Board. Management has the primary responsibility for preparing the consolidated financial statements and managing the reporting process, including the system of internal controls. As required by the Audit Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the Audit Committee, and at least one member has accounting or related financial management expertise, all as stated in the rules of The Nasdaq Stock Market, Inc. In fulfilling its oversight responsibilities, the Audit Committee discussed and reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements of the Company.
     The Audit Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United State of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Principles No. 90 (Communication with Audit Committees).

     In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence, and considered the compatibility of nonaudit services with the auditor’s independence.
     The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and the internal audit function’s organization, responsibilities, budget and staffing.
     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee also approved the reappointment of the independent auditors.
This report is submitted by the Audit Committee: Charles R. Franklin, Jr. (chair), Ollin B. Sykes, and Robert W. Luther III.
PERFORMANCE GRAPH
     The graph on the following page was prepared by SNL Financial LC, Charlottesville, Virginia (“SNL”) and provides an indicator of the cumulative total shareholder returns for the Bank as compared with the Russell 2000 Index and the SNL Southeast Bank Index. Historical price performance during this period may not be indicative of future stock performance.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Gateway Financial Holdings, Inc.	100.00	91.05	93.09	146.38	205.04	233.92
Russell 2000	100.00	102.49	81.49	120.00	142.00	148.46
SNL Southeast Bank Index	100.00	124.58	137.62	172.81	204.94	209.78

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
     The Company’s independent certified public accountant for the year ended December 31, 2005, was Dixon Hughes PLLC (“Dixon Hughes”), which has also been retained by the Audit Committee as the Company’s independent certified accountant for the year ended December 31, 2006. Representatives of Dixon Hughes will be present at the Annual Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.
     Audit fees. Audit fees include fees billed to the Company by Dixon Hughes in connection with the annual audit of the Company’s consolidated financial statements, the audit of internal control over financial reporting as of December 31, 2005 as required by Section 404 of the Sarbanes-Oxley Act of 2002, reviews of the Company’s interim financial statements, report production assistance related to these consolidated financial statements and review thereof, and comfort letter and consents issued regarding the Company’s registration statements issued in 2004 and 2005 for offerings of its common stock. The aggregate fees billed or expected to be billed to the Company by Dixon Hughes for such audit services rendered to the Company for the fiscal years ended December 31, 2004 and 2005 were $143,752 and $273,041, respectively.
     Audit-Related fees. Audit related services consist solely of routine accounting consultations. The aggregate fees billed to the Company by Dixon Hughes for audit-related services for the fiscal years ended December 31, 2004 and 2005 were $4,568 and $4,355, respectively.
     Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services. The aggregate fees billed to the Company by Dixon Hughes for tax related services for the fiscal years ended December 31, 2004 and 2005 were $10,780 and $16,900, respectively
     All other fees. There were no additional fees billed to the Company by Dixon Hughes during the fiscal years ended December 31, 2004 and 2005.
     In accordance with its Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged.
ANNUAL REPORT
     In accordance with the regulations of the Securities and Exchange Commission, the Company’s 2005 Annual Report on Form 10-K for the year ended December 31, 2005, including the consolidated financial statements and schedules, accompanies this proxy statement. No part of the 2005 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The Company will furnish any exhibit to the Form 10-K upon payment of the cost of copying the exhibit, upon written request to: Theodore L. Salter, Senior Executive Vice President, Gateway Financial Holdings, Inc., 1580 Laskin Road, Virginia Beach, Virginia 23451.
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
     How to submit proposals for possible inclusion in the 2007 proxy materials: For shareholder proposals to be considered for inclusion in the proxy materials for the Company’s 2007 annual meeting, any such proposals must be received at the Company’s principal office (currently: Gateway Financial Holdings, Inc., 1580 Laskin Road, Virginia Beach, Virginia 23451) not later than December 1, 2006. In order for a proposal to be included in the Company’s proxy material for an annual meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at that annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of that annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.
     Shareholder proposals after December 1, 2006: Proposals submitted after December 1, 2006 will not be included in the proxy materials for the 2007 annual meeting. However, if a shareholder wishes to have a proposal considered at the 2007 annual meeting as other business, any such proposals should be delivered to the Company’s principal office no later than February 15, 2007. Management proxies shall have discretionary authority to vote on any proposals received after February 15, 2007.
     Nominations of directors: The nomination of any person for election to the Board may be made by a shareholder entitled to vote on such election if written notice of the nomination of such person shall have been delivered to the Company’s Secretary at the principal office of the Company not less than seven days nor more than 60 days prior to the date of the annual meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made, and of the person or persons to be nominated; (b) the class and number of shares of stock of the Company which are owned beneficially and of record by such shareholder and such beneficial owner, and a representation that the shareholder intends to appear in person or by appointment of proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) all other information regarding each nominee proposed by such shareholder as would be required to be included in the proxy statement for the meeting if the nominee had been nominated by the Board; and (e) the written consent of each nominee to serve as director of the Company if so elected. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting and, upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.
OTHER MATTERS
     Management knows of no other matters which will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgment.

By order of the Board of Directors,

D. Ben Berry
Chairman, President and Chief Executive Officer

Exhibit A
GATEWAY FINANCIAL HOLDINGS, INC.
AUDIT COMMITTEE CHARTER
Role
     As required by law, the Board of Directors (the “Board”) hereby delegates to the Audit Committee (the “Committee”), in its capacity as a committee of the Board, the sole authority to engage, determine the compensation of, and provide oversight to the independent accounting firm engaged to prepare and issue an audit report (and related work) for Gateway Financial Holdings, Inc. and its subsidiaries (the “Company”). The Committee also assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee reviews all material aspects of the Company’s reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on Company processes for the management of business/financial risk and for compliance with significant applicable legal and regulatory requirements. In discharging its supervisory role, the Committee is empowered to investigate any matter relating to the Company’s accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. It may also have such other duties as may from time to time be assigned to it by the Board.
Independence
     The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment. The members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc. which, among other matters, require that the members of the Committee (1) not accept any consulting, advisory or other compensation from the Company (other than usual and customary Board fees) and (2) not be an affiliated person of the Company or any subsidiary thereof. Members of the Committee shall be financially literate and at least one member shall be a financial expert or have accounting, related financial management expertise, or other comparable experience or background that results in the individual’s financial sophistication. The Committee shall maintain free and open communication with the Company’s independent auditors, the internal auditors and Company management. The Committee may retain outside counsel and other advisors as it determines necessary to carry out its duties.
Organization
     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.
     The Committee shall meet at least twice a year, or more frequently as the Committee considers necessary. The Committee, in its discretion, shall have separate private meetings with the independent auditors, management and the internal auditors.
Responsibilities
     The Committee’s responsibility is supervision. Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee. Therefore, the

Committee’s supervisory role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.
     While the Committee and the Board may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its supervisory role are described below. The Committee shall:
•	Have sole authority to select, and determine the compensation of, the independent auditors to be retained to audit the financial statements of the Company. The independent auditors are to be directly supervised by the Committee.

•	Have sole authority to evaluate the performance of the independent auditors and, where appropriate, to replace such independent auditors.

•	Approve in advance any permissible non-audit services provided by the independent auditors.

•	Resolve disagreements, if any, between management and the independent auditors.

•	Obtain annually from the independent auditors a formal written statement describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the independent auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

•	Review the audited financial statements and discuss them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

•	Review the annual management letter with the independent auditors.

•	Supervise the relationship with the independent auditors, including discussing with the independent auditors the scope of the audit and the audit procedures used, receiving and reviewing audit reports, reviewing and approving audit fees, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

•	Issue annually a report to be included in the Company’s proxy statement as required by the rules of the Securities and Exchange Commission.

•	Discuss with a representative of management and the independent auditors: (1) the interim financial information contained in the Company’s Quarterly Report on Form 10-Q prior to its filing (if practicable) or as soon as possible thereafter; (2) the earnings announcement prior to its release (if practicable) or as soon as possible thereafter; and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

•	Supervise internal audit activities, including discussing with management and the internal auditors the internal audit function’s organization, objectivity, responsibilities, planned results, budget and staffing. The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit and confirm and assure the objectivity of internal audit.

•	Discuss with management, the internal auditors and the independent auditors the quality and adequacy of the compliance with the Company’s internal controls.

•	Discuss with management and/or the Company’s general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

•	Establish procedures to receive complaints or concerns regarding accounting or auditing matters and investigate any matter brought to its attention within the scope of its duties.

[LOGO]	c/o Stock Transfer Department Post Office Box 105649 Atlanta, GA 30348

VOTE BY TELEPHONE

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh PA 15230.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a	Access the Website and	Return your proxy
touch-tone telephone:	cast your vote:	in the postage-paid
1-888-693-8683	www.cesvote.com	envelope provided

Vote 24 hours a day, 7 days a week!
If you vote by telephone or over the Internet, do not mail your proxy card.

è
Proxy card must be signed and dated below.
ê     Please fold and detach card at perforation before mailing.     ê

GATEWAY FINANCIAL HOLDINGS, INC.
APPOINTMENT OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF GATEWAY FINANCIAL HOLDINGS, INC.
FOR THE ANNUAL MEETING TO BE HELD MAY 15, 2006
APPOINTMENT OF PROXY: The undersigned shareholder of Gateway Financial Holdings, Inc., a North Carolina corporation (the “Company”), hereby appoints David R. Twiddy and Theodore L. Salter, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 15, 2006, at 2:00 p.m. local time, at the Hilton Virginia Beach Oceanfront, 3001 Atlantic Avenue, Virginia Beach, Virginia, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, and in their discretion on such other matters as may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

Date: __________________________________, 2006

Signature: _______________________________

Signature: _______________________________
Please sign above exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. If a corporation submits this appointment of proxy, it should be executed in the full corporate name by a duly authorized officer. If a partnership submits this appointment of proxy, please have it signed in the partnership name by an authorized person.
— Continued from the reverse side —

YOUR VOTE IS IMPORTANT
Unless you are voting on the Internet or by telephone, please complete, date, and sign this appointment of proxy and return it promptly in the enclosed envelope, even if you plan to attend the meeting, so that your shares may be represented at the annual meeting. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your appointment of proxy in the mail or voted on the Internet or by telephone. See the enclosed proxy statement for more details.
Proxy card must be signed and dated on the reverse side.
ê     Please fold and detach card at perforation before mailing.     ê

GATEWAY FINANCIAL HOLDINGS, INC.	REVOCABLE PROXY
This appointment of proxy will be voted as directed, or, if no directions are indicated, will be voted for Proposal 1 and in the discretion of the proxies with respect to any other matter. The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.
Board recommendation. The Board of Directors recommends a vote FOR election of the director nominees listed below under Proposal 1.
1.	ELECTION OF DIRECTORS

CLASS I DIRECTORS: Five directors to serve three-year terms expiring at the Annual Meeting in 2009.

(1) H. Spencer Barrow	(2) Robert Willard Luther III	(3) W.C. “Bill” Owens, Jr.
(4) Frank T. Williams	(5) Jerry T. Womack
CLASS III DIRECTOR: One director to serve a two-year term expiring at the Annual Meeting in 2008.

(6) W. Taylor Johnson, Jr.
CLASS II DIRECTOR: One director to serve a one-year term expiring at the Annual Meeting in 2007.

(7) Billy G. Roughton

☐ FOR all nominees listed above (except as crossed out)	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
Instructions: To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT wish to vote.
2.	OTHER BUSINESS: The Proxies vote in their discretion on any other business properly presented.
— Please complete and sign on the other side —